RIGHT-OF-USE ASSETS (Tables)	12 Months Ended
Dec. 31, 2020
RIGHT-OF-USE ASSETS
Schedule of net carrying amount of right-of-use assets

	2020	2019
Cost
Balance at beginning of year	$341.6	$320.3
Additions financed with lease obligations	77.4	33.9
Retirement and other	(25.6)	(12.6)
Balance at end of year	393.4	341.6

Accumulated depreciation
Balance at beginning of year	210.7	184.7
Depreciation	40.2	38.1
Retirement and other	(18.6)	(12.1)
Balance at end of year	232.3	210.7

Net carrying amount	$161.1	$130.9